UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 24, 1997
                Date of Report (Date of earliest event reported)


                            ANALYTICAL SURVEYS, INC.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
                            (State of incorporation)

                                     0-13111
                            (Commission File Number)

                                    084-846389
                        (IRS Employer Identification No.)

                               1935 Jamboree Drive
                        Colorado Springs, Colorado 80920
                    (Address of principal executive offices)

                                 (719)-593-0093
                         (Registrant's telephone number)



Item 5.  Other Events




Analytical Surveys, Inc. (ASI) (Nasdaq National Market-ANLT), announced it has received four new contracts with a combined value of $8.6 million. The orders advance ASI's backlog to an all-time high of $43 million. The contracts include a $4.2 million order from Fairfax County, Virginia that was recently announced as pending.

Following are highlights of the new contracts:

     Customer Name                               Services
     -------------                               --------

     Capital Area Planning Council       Aerial photography, airborne GPS,
     Austin, Texas                       digital terrain models, digital
                                         orthophotography, emergency 911
                                         mapping and limited planimetric
                                         mapping for 10 Texas counties.

     Fairfax County, Virginia            Aerial photography, parcel mapping
                                         airborne GPS, digital terrain models
                                         digital orthophotography and
                                         planimetric mapping for this 400
                                         square-mile county.

     Monmouth County, New Jersey         Aerial photography, airborne GPS,
     Freehold, New Jersey                digital orthophotography, plani-
                                         metric and topographic mapping

     Space Imaging Corporation           Digital orthophotography at one-
     Thornton, Colorado                  foot resolution for six counties
                                         in Florida




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      Analytical Surveys, Inc.
                                                            (Registrant)




                Date February 25, 1997                    /s/  Scott C. Benger
                                                      ------------------------
                                                      Scott C. Benger,
                                                      Secretary/Treasurer